December 8, 2014

PIA High Yield Fund

Investor Class (PHYSX)

The Fund is a series of Advisors Series Trust

Supplement to the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”)
dated March 30, 2014

Effective at the close of business on December 31, 2014, the Investor Class shares of the PIA High Yield Fund (the “Fund”) will be re-designated as Institutional Class shares.  In addition, Pacific Income Advisers, Inc. (the “Adviser”) has contractually agreed to reduce its management fee for the Fund to 0.55%, effective January 1, 2015.  The Adviser has also voluntarily agreed to waive all or a portion of its management fees and pay operating expenses (excluding acquired fund fees and expenses, interest, taxes and extraordinary expenses) of the Fund in order to limit the net annual Fund operating expenses to 0.73% of the average daily net assets of the Institutional Class through at least March 28, 2016.  The Fund’s existing Investor Class shareholders will be grandfathered with respect to the Institutional Class’ minimum investment amounts and are not required to meet the Institutional Class’ minimum investment amounts.  In connection with these changes, effective at the close of business on December 31, 2014, the following modifications are made to the Fund’s Summary Prospectus, Prospectus and SAI.

•	The Fund’s Annual Fund Operating Expenses table on page 1 of the Summary Prospectus and the Prospectus is deleted and replaced with the following:

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.55%
Distribution and Service (Rule 12b-1) Fees	None
Other Expenses (includes Shareholder Servicing Plan Fees)	0.45%
Total Annual Fund Operating Expenses	1.00%
Less: Fee Waiver and Expense Reimbursement(2)	-0.27%
Net Annual Fund Operating Expenses	0.73%
(1)	Management fees have been restated to reflect current fees.
(2)
Pacific Income Advisers, Inc. (the “Adviser”) has voluntarily agreed to pay for all operating expenses (excluding acquired fund fees and expenses (“AFFE”), interest, taxes and extraordinary expenses) incurred by the Fund through at least March 28, 2016 to the extent necessary to limit Net Annual Fund Operating Expenses for the Fund to 0.73% of the average daily net assets of the Institutional Class (the “Voluntary Expense Cap”).  The Voluntary Expense Cap may be discontinued at any time after March 28, 2016.  The Adviser may not recoup amounts subject to the Voluntary Expense Cap in future periods.

•	The Fund’s Example on page 1 of the Summary Prospectus and the Prospectus is deleted and replaced with the following:

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Voluntary Expense Cap only in the first year).  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$75	$292	$526	$1,200

•	The Performance section on pages 3-4 of the Summary Prospectus and page 4 of the Prospectus is deleted and replaced with the following:

Performance
The following performance information indicates some of the risks of investing in the Fund by showing changes in the Fund’s Institutional Class performance from year to year and by showing how the Fund’s average annual total returns for the 1-year and since inception periods compare with those of a broad measure of market performance.  Effective at the close of business on December 31, 2014, the former Investor Class shares were re-designated as Institutional Class shares.  The performance shown below reflects the performance of the former Investor Class and includes expenses that are not applicable to and are higher than those of the Institutional Class.  The performance for the Institutional Class shares would differ only to the extent that the Institutional Class shares have different expenses than the former Investor Class shares.  The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available on the Fund’s website at www.piamutualfunds.com or by calling the Fund toll-free at 1-800-251-1970.

Calendar Year Total Return as of December 31 – Institutional Class
During the period shown on the bar chart, the Fund’s Institutional Class highest total return for a quarter was 5.48% (quarter ended December 31, 2011) and the lowest total return for a quarter was -4.11% (quarter ended September 30, 2011).

Average Annual Total Returns (for the periods ended December 31, 2013)	1 Year	Since Inception (12/31/2010)
Institutional Class Shares(1)
Return before Taxes	8.43%	8.74%
Return after Taxes on Distributions	5.33%	6.20%
Return after Taxes on Distributions and Sale of Fund Shares	4.87%	5.74%
Barclays U.S. Corporate High-Yield Index (reflects no deduction for fees, expenses or taxes)	7.44%	9.32%
(1)
The former Investor Class shares were re-designated as Institutional Class shares at the close of business on December 31, 2014.  Performance shown prior to January 1, 2015 reflects the performance of the former Investor Class and includes expenses that are not applicable to and are higher than those of the Institutional Class.

The after-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

•
In conjunction with the re-designation of the share class as “Institutional Class,” the following table on page 5 of the Summary Prospectus and the Prospectus is deleted and replaced with the following to reflect an increase in the minimum investment amounts applicable to new Institutional Class shareholders:

Type of Account	To Open Your Account	To Add to Your Account
Regular Accounts	$1,000,000	$100
Retirement Accounts	$1,000,000	$100
Automatic Investment Plan	$1,000,000	$100

•	The Fund Expenses section on pages 14-15 of the Prospectus is deleted and replaced with the following:

Fund Expenses
The Fund is responsible for its own operating expenses.  Effective January 1, 2015, the Adviser has voluntarily agreed, however, to waive all or a portion of its management fee and pay Fund expenses (excluding AFFE, interest, taxes and extraordinary expenses) in order to limit Net Annual Fund Operating Expenses to 0.73% of average daily net assets for the Fund’s Institutional Class shares through at least March 28, 2016.  The Adviser’s voluntary expense limitation for the Fund may be discontinued at any time after March 28, 2016.  Any waiver of fees and payment of expenses made by the Adviser may not be recouped by the Adviser in subsequent fiscal years.  Prior to January 1, 2015, the Adviser contractually agreed to waive all or a portion of its management fees and pay Fund expenses (excluding AFFE, interest, taxes and extraordinary expenses) in order to limit Net Annual Fund Operating Expenses to 0.98% of average daily net assets for the Fund’s Investor Class shares.

•	The following information in the Description of Classes section on page 16 of the Fund’s Prospectus is deleted and replaced with the following:

Description of Classes

The Trust has adopted a multiple class plan that allows the Fund to offer one or more classes of shares.  The Fund has registered two classes of shares – Class A and Institutional Class.  Class A shares are offered in a separate prospectus.  The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses as outlined below and may have different share prices:

•
Class A shares are charged a front-end sales load.  Class A shares are also charged a 0.25% Rule 12b-1 distribution and servicing fee as well as a 0.15% shareholder servicing plan fee.  Class A shares do not have a contingent deferred sales charge (“CDSC”) except that a charge of 0.75% applies to certain redemptions made within twelve months following purchases of $1,000,000 or more without an initial sales charge.

•
Institutional Class shares do not impose a front-end sales charge, CDSC, Rule 12b-1 distribution and servicing fee or a shareholding servicing plan fee.  If you purchase Institutional Class shares, you will pay the NAV per share next determined after the order is received.

•	The following information is added at the end of the second paragraph of the Fund History and Classification section on page B-3 of the SAI:

Effective December 31, 2014, the former Investor Class shares of the Fund were re-designated as Institutional Class shares.

•	The following sections beginning on page B-35 of the Fund’s SAI are hereby deleted and replaced with the following:

Though the Fund is responsible for its own operating expenses, prior to January 1, 2015, the Adviser contractually agreed to waive a portion or all of its management fee (excluding acquired fund fees and expenses (“AFFE”), interest, taxes and other expenses) and pay Fund expenses through at least March 29, 2015, to the extent necessary to permit the Fund to maintain the expense limitations set forth in the table below.  Any such waivers made by the Adviser in its management fees or payment of expenses which are the Fund’s obligation are subject to recoupment by the Adviser from the Fund, if so requested by the Adviser, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the recoupment) does not exceed the applicable limitation on Fund expenses.  The Adviser is permitted to recoup only management fee waivers and expense payments made in the previous three fiscal years.  Any such recoupment is also contingent upon the Board’s subsequent review and ratification of the recouped amounts.  Such recoupment may not be paid prior to the Fund’s payment of current ordinary operating expenses.  Expense payment obligations are calculated daily and paid monthly, at an annual rate expressed as a percentage of the Fund’s average daily net assets.

Fund	Contractual Expense Limitation
PIA High Yield Fund – Investor Class	0.98%
PIA High Yield Fund – Class A	1.23%

Effective January 1, 2015, the Adviser has voluntarily agreed to waive a portion or all of its management fee (excluding AFFE, interest, taxes and other expenses) and pay Fund expenses through at least March 28, 2016, to the extent necessary to permit the Fund to maintain the expense limitations set forth in the table below.  The Adviser may not recoup voluntarily fee waivers and expense payments in future periods.  Fee waiver and expense payment obligations are calculated daily and paid monthly, at an annual rate expressed as a percentage of the Fund’s average daily net assets.

Fund	Voluntary Expense Limitation
PIA High Yield Fund – Institutional Class	0.73%
PIA High Yield Fund – Class A	1.13%

•	All references to “Investor Class” in the Fund’s Summary Prospectus, Prospectus and SAI are deleted and replaced with “Institutional Class.”

Please retain this Supplement with your Summary Prospectus, Prospectus and SAI for future reference.